 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On August 5, 2025, the Evolus, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2025. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David Moatazedi as Principal Financial Officer

On August 1, 2025, the Company's Board of Directors appointed David Moatazedi, the Company’s President and Chief Executive Officer, to serve as Principal Financial Officer of the Company until a new Principal Financial Officer is appointed.

There is no additional compensation associated with Mr. Moatazedi’s appointment to Principal Financial Officer. Biographical information for Mr. Moatazedi and information regarding certain related party transactions disclosable pursuant to Item 404(a) of Regulation S-K involving Mr. Moatazedi are reported in the Company's Proxy Statement on Schedule 14A filed with the SEC on April 25, 2025.

Mr. Moatazedi has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be selected as an officer of the Company.

Departure of Chief Marketing Officer

On August 4, 2025, the Company announced the departure of Tomoko Yamagishi-Dressler from her role as the Chief Marketing Officer of the Company, effective as of August 22, 2025. Mrs. Yamagishi-Dressler’s departure was mutually agreed to with the Company and did not result from any disagreement with the company on any matter relating to the Company’s operations, policies or practices.

In connection with her departure, Mrs. Yamagishi-Dressler is entitled to receive severance benefits consistent with the terms of her employment agreement with the Company, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2023. No other compensatory arrangements were entered into or amended in connection with her separation.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release of Evolus, Inc., dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: August 5, 2025	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer